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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-4F Indenture dated as of August 30, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-4F)


                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                   333-83600                  33-0705301
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
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(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                IMH ASSETS CORP.

                                                By: /s/ Richard J. Johnson
                                                    ---------------------------
                                                Name:   Richard J. Johnson
                                                Title:  Chief Financial Officer

Dated: September 13, 2002